SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K/A

                               AMENDMENT NO. 3 TO

                                 CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): April 30, 1998


                 WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 5
             (Exact name of registrant as specified in its charter)


      California                    333-24111                       33-0745418
(State or other jurisdiction      (Commission                     (IRS Employer
 of incorporation)                 File Number)              Identification No.)


          3158 Redhill Avenue, Suite 120, Costa Mesa, California 92626
               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code:  (714) 662-5565



                                      N/A
          Former name or former address, if changed since last report)

Item 2.  Acquisition or Disposition of Assets

     WNC Housing Tax Credit Fund VI, L.P., Series 5("Series 5") has acquired a Local Limited Partnership Interest in United Development Co., L.P. - 97.2, a Tennessee limited partnership ("UNITED 97.2"); and a Local Limited Partnership Interest in United Development Co., L.P. - 97.1, a Tennessee limited partnership ("UNITED 97.1"). (UNITED 97.1 and UNITED 97.2 are each referred to herein as a "Local Limited Partnership"). Each Local Limited Partnership owns a single-family housing development in Memphis, Tennessee (each, a "Property.")

     The following tables contain information concerning the Properties and the Local Limited Partnerships identified herein:


                                                                                                           LOCAL
                                        ACTUAL OR                                                          LIMITED
                                        ESTIMATED     ESTIMATED                             PERMANENT      PARTNER-
            PROJECT                     CONSTRUC-     DEVELOP-                              MORTGAGE       SHIP'S        YEAR
LOCAL       NAME AND                    TION          MENT COST    NUMBER OF    BASIC       LOAN           ANTICIPATED   CREDITS
LIMITED     NUMBER         LOCATION     COMPLETION    (INCLUDING   APARTMENT    MONTHLY     PRINCIPAL      TAX CREDITS   TO BE FIRST
PARTNERSHIP OF BUILDINGS   OF PROPERTY  DATE          LAND COST)   UNITS        RENTS       AMOUNT         (1)           AVAILABLE

UNITED      Forty Homes    Memphis      January       $2,759,571   40 3BR       $450-504    $903,288       $2,693,230    1999
97.1        For the        (Shelby      1999                       Homes                    STB (4)
            Greater        County),
            Lemoyne        Tennessee
            Garden's
            Community

            40 homes
            (2)(3)


UNITED      Mallory        Memphis      May 1998      $1,140,543   20 2BR       $396-444    $380,392       $1,061,540    1998
97.2        Heights        (Shelby                                 Homes                    STB (4)
            Homes          County),
                           Tennessee
            20 homes
            (3)(5)



(1) Low Income Housing Credits are available over a 10-year period. For the year in which the credit first becomes available, Series 5 will receive only that percentage of the annual credit which corresponds to the number of months during which Series 5 was a limited partner of the Local Limited Partnership, and during which the Property was completed and in service.



                                       2

(2)      Property designed for senior citizens and families.

(3)      The homes are interspersed throughout Memphis.

(4) South Trust Bank ("STB") will provide the mortgage loan for a term of 15 years at an annual interest rate of 9.5%. Principal and interest will be payable monthly, based on a 30-year amortization schedule. Outstanding principal will be due upon maturity.

(5)      Property designed for senior citizens.

Memphis (UNITED 97.1 and UNITED 97.2): Memphis (population 610,000) is in Shelby County, in the southwest corner of Tennessee, at the intersection of Interstate Highways 40 and 55. The major employers for Memphis residents are Federal Express Corporation, the U.S. Government, and the Memphis City Board of Education



                                     LOCAL                                                                  ESTIMATED
                                     GENERAL                       SHARING RATIOS:                          ACQUISITION
LOCAL     LOCAL                      PARTNERS'                     ALLOCATIONS (4) AND                      FEES PAYABLE
LIMITED   GENERAL       PROPERTY     DEVELOPMENT   SHARING RATIOS: SALE OR REFINANCING  SERIES 5's CAPITAL  TO FUND
PARTNER   PARTNERS      MANAGER (1)  FEE (2)       CASH FLOW (3)   PROCEEDS (5)         CONTRIBUTIONS(6)    MANAGER


UNITED    Harold E.     Buehler      $140,000      WNC:   Greater  99.98/.01/.01        $1,844,494          $171,000
97.1      Buehler,      Enterprises,               of              20/80
          Sr. and Jo    Inc.                       15% or $5,000
          Ellen                                    LGP: 70%
          Schaffer                                 The balance:
          Buehler                                  20/80


UNITED    Harold E.     Buehler      $60,000       WNC:   Greater  99.98/.01/.01        $742,930            $69,000
97.2      Buehler,      Enterprises,               of              20/80
          Sr. and Jo    Inc.                       15% or $5,000
          Ellen                                    LGP: 70%
          Schaffer                                 The balance:
          Buehler                                  20/80



(1) The maximum annual management fee payable to the property manager generally is determined pursuant to lender regulations. The Local General Partners are authorized to employ either themselves or one of their Affiliates, or a third party, as property manager for leasing and management of the Property so long as the fee therefore does not exceed the amount authorized and approved by the lender for the Property.


                                       3

(2) The Local Limited Partnership will pay its Local General Partners or an Affiliate of its Local General Partners a development fee in the amount set forth, for services incident to the development and construction of the Property, which services include: negotiating the financing commitments for the Property; securing necessary approvals and permits for the development and construction of the Property; and obtaining allocations of Low Income Housing Credits. This payment will be made in installments after receipt of each installment of the capital contributions made by Series 5.

(3) Reflects the amount of the net cash flow from operations, if any, to be distributed to Series 5 ("WNC") and the Local General Partners ("LGP") of the Local Limited Partnership for each year of operations. Generally, to the extent that the specific dollar amounts which are to be paid to WNC are not paid annually, they will accrue and be paid from sale or refinancing proceeds as an obligation of the Local Limited Partnership.

(4) Subject to certain special allocations, reflects the respective percentage interests in profits, losses and Low Income Housing Credits of (i) Series 5,
(ii) WNC Housing, L.P., an Affiliate of the Sponsor which is the special limited partner, and (iii) the Local General Partners.

(5) Reflects the percentage interests of Series 5 and the Local General Partners, in any net cash proceeds from sale or refinancing of the Property, after payment of the mortgage loan and other Local Limited Partnership obligations.

(6) Series 5 will make its capital contributions to the Local Limited Partnership in stages, with each contribution due when certain conditions regarding construction or operations of the Properties have been fulfilled.

Item 7.  Financial Statements and Exhibits


         a.       Financial Statements of Businesses Acquired.

                  Inapplicable.

         b.       Proforma Financial Information

                  Proforma Balance Sheet, March 31, 1998 (Unaudited)(1) Notes to Proforma Balance Sheet (1)

                  Proforma Balance Sheet, June 30, 1998 (Unaudited) Notes to Proforma Balance Sheet

         c.       Exhibits

                  10.1 Amended and Restated Agreement of Limited Partnership of United Development Co., L.P.
                           - 97.2 (1)

                  10.2 Second Amended and Restated Agreement of Limited Partnership of United Development Co., L.P. - 97.2
                           (1)

                  10.3 Second Amended and Restated Agreement of Partnership of United Development Co., L.P. - 97.1

_____________________

(1)  Previously filed.



                 WNC HOUSING TAX CREDIT FUND VI, L.P., Series 5
                       (A California Limited Partnership)
                             PROFORMA BALANCE SHEET
                                  June 30, 1998

                                     ASSETS
                                                           Historical           Proforma            Proforma
                                                            Balance            Adjustments          Balance

Cash and cash equivalents                                    $ 11,960,295            $ 281,320
                                                                                     1,644,250
                                                                                       (23,240)      $ 13,862,625

Subscriptions receivable                                        1,644,250           (1,644,250)                 0

Loans receivable                                                  380,194                                 380,194

Investment in limited partnerships                             10,443,594            3,157,410
                                                                                        23,240         13,624,244

Other assets                                                       27,432                    0             27,432
                                                           --------------      ---------------      -------------

                                                           $   24,455,765           $3,438,730        $27,894,495
                                                           ==============           ==========      =============


                                       LIABILITIES AND PARTNERS' CAPITAL

LIABILITIES:

Payables to limited partnerships                               $2,874,296           $3,157,410         $6,031,706

Accrued fees and expenses due to general
  partner and affiliates                                        1,035,683                    0          1,035,683
                                                              -----------         ------------          ---------
                                                                3,909,979            3,157,410          7,067,389
                                                              -----------          -----------          ---------

PARTNERS' CAPITAL
  General partner                                                 (14,204)                (507)           (14,711)

  Limited partners                                             20,559,990              281,827         20,841,817
                                                             ------------            ----------        ----------
              Total partners' equity                           20,545,786              281,320         20,827,106
                                                             ------------            ----------        ----------

                                                             $ 24,455,765           $3,438,730        $27,894,495
                                                           ==============           ==========        ===========

                                  - Unaudited -
                See Accompanying Notes to Proforma Balance Sheet

                 WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 5
                       (A California Limited Partnership)
                         NOTES TO PROFORMA BALANCE SHEET


NOTE 1 - GENERAL

The information contained in the following notes to the proforma balance sheet is condensed from that which appears in the financial statements. Accordingly, these proforma financial statements should be reviewed in conjunction with the financial statements and related notes thereto contained in the WNC Housing Tax Credit Fund VI, L.P., Series 5 financial statements dated June 30, 1998. WNC Housing Tax Credit Fund VI, L.P., Series 5 is referred to in these notes as the "Partnership."

NOTE 2 - INTRODUCTION TO PROFORMA ADJUSTMENTS

As of June 30, 1998, the Partnership was admitted as majority limited partner in ten limited partnerships (Bradley Villas Limited Partnership, Chillicothe Plaza Apartments, L.P., Concord Apartment Partners, L.P., El Reno Housing Associates Limited Partnership, Hillcrest Heights L.P., Hughes Villa Limited Partnership, Mark Twain Senior Community Limited Partnership, Murfreesboro Villas Limited Partnership, Spring Valley Terrace Apartments L.L.C. and United Development Co., L.P. 97.2). Subsequent to June 30, 1998, the Partnership has acquired a limited partnership interest in one limited partnership (United Development Co., L.P. 97.1("United 97.1")); and is negotiating to acquire the limited partnership interest in one other partnership. These investments commit the Partnership to capital contributions as follows:


                       APT HOUSING THEODORE          $  1,312,916
                       UNITED 97.1                      1,844,494
                                                        ---------
                                                     $  3,157,410

In accordance with Article 11, Proforma Financial Information of Regulation S-X of the Securities and Exchange Commission, the accompanying proforma balance sheet was computed assuming that the limited partnerships discussed above were acquired at the end of the period presented. The first adjustment to cash and the adjustment to partners' equity of $281,320, reflect the net proceeds from July 1, 1998 to August, 19, 1998 from issuance of 362 units of limited partners' capital ($362,000 less notes receivable of $30,000, and commissions and offering costs of $50,680). The second adjustment to cash and the

                 WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 5
                       (A California Limited Partnership)
               NOTES TO PROFORMA FINANCIAL STATEMENTS (Continued)



NOTE 2 - INTRODUCTION TO PROFORMA ADJUSTMENTS (Continued)

adjustment to subscriptions receivable of $1,644,250 reflect the collection of subscriptions receivable from the above sale of limited units and those units previously sold. The adjustments to investment in limited partnerships and notes payable to limited partnerships of $3,157,410 reflect the Partnership's acquisition of the two limited partnership interests as if the Partnership's date of acquisition was June 30, 1998. The second adjustment to investment in limited partnerships and the third adjustment to cash of $23,240 reflect the acquisition fee for the acquisition of the identified limited partnerships

The two apartment complexes were under construction or rehabilitation during the period presented and had no operations which should be reported. The Partnership uses the equity method of accounting to account for its investments in these local limited partnerships.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 5

Date: August 31, 1998           By:    WNC &  Associates, Inc.,
                                       General Partner

                                       By:      /s/ JOHN B. LESTER, JR.
                                                John B. Lester, Jr.,
                                                President

                                 EXHIBIT INDEX

Exhibit
Number                        Exhibit


10.3 Second Amended and Restated Agreement of Limited Partnership of United Development Co. - 97.1